ICON FUNDS

                        SUPPLEMENT DATED NOVEMBER 5, 2002
                    TO ICON FUNDS STATEMENT OF ADDITIONAL INFORMATION
                                  DATED JANUARY 30, 2002


ICON Funds held a special meeting of shareholders on November 1, 2002 at which the shareholders of the ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund (collectively, the "Sector Funds"), the ICON Asia-Pacific Fund, ICON North Europe Region Fund, ICON South Europe Region Fund (collectively the "International Funds"), and the ICON Core Equity Fund and ICON Short-Term Fixed Income Fund (the Sector Funds, International Funds, ICON Core Equity Fund and ICON Short-Term Fixed Income Fund are collectively referred to as the "Funds") approved various proposals, including revisions to certain of the Funds' investment restrictions.

Shareholders approved the following changes to the Funds' investment restrictions. Page 3 of the Statement of Additional Information ("SAI"), under the section entitled, "Investment Policies and Restrictions," investment restrictions (1), (2), and (3), are replaced in their entirety as to the Funds, with the exception of the ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund and ICON Information Technology Fund1, to read as follows:

     No Fund may:

     (1)  issue any senior security, except as permitted under the 1940 Act.

     (2) borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

     (3) act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

The following has been adopted as a fundamental investment restriction with respect to each of the ICON Funds other than the ICON Core Equity Fund and the ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund and ICON Information Technology Fund:

     (7)  Each  Fund  is  a  sector  (or  region)  fund  and   concentrates  its
          investments in certain industries or groups of industries included within the sector in which the Fund invests.

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1    The  shareholder  meeting was adjourned  until  November 26, 2002 as to the changes in investment restrictions for the ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund and ICON Information Technology Fund.

The following has been adopted as a fundamental investment restriction with respect to the ICON Core Equity Fund.

     (8) With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
          (b) the Fund would hold more than 10% of the voting securities of that issuer.

     (9) The ICON Core Equity Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Fundamental investment restrictions (7), (8), (9) and (10) are eliminated and replaced with the following non-fundamental restrictions.

      No Fund may:

     (21) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

     (22) sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

     (23) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

All other references to the Funds' investment restrictions will remain the same.

On page 13 of the Trust's SAI, the section entitled "Trustees and Officers" is hereby amended to add the following information with regard to the addition of three new Trustees elected by the Funds' shareholders:


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




                                                  PRINCIPAL OCCUPATION (S)
NAME, AGE AND ADDRESS           POSITION          DURING THE PAST FIVE YEARS
---------------------           --------          --------------------------

John C. Pomeroy, Jr.            Trustee           Chief Investment Officer and
103 Innovation Blvd.                              Director of Investments,
Suite 212                                         Pennsylvania State University
University Park, PA                               (2001 to present); Portfolio
16802                                             Manager and Product Manager,
Age:  55                                          Trinity Investment Management
                                                  Corporation (1989 to 2001).

Gregory Kellam Scott            Trustee           Senior Vice President -
671 Gaylord Street                                Law, General Counsel
Denver, CO  80206                                 and Secretary, GenCorp,
Age:  54                                          Inc., a multinational
                                                  technology based manufacturing
                                                  company (2002 to present);
                                                  Vice President and General
                                                  Counsel, Kaiser-Hill Company
                                                  LLC, a nuclear clean-up and
                                                  environmental remediation
                                                  company (2000 to 2002);
                                                  Justice, Colorado Supreme
                                                  Court (1993 to 2000).

Jonathan F. Zeschin             Trustee           President and Founder,
1777 South Harrison                               ESSENTIAL Advisers,
Street                                            Inc., a wealth
Skydeck                                           management and
Denver, CO  80210                                 investment advisory
Age:  48                                          firm (2000 to present);
                                                  Managing Partner, JZ Partners
                                                  LLC, a business consulting
                                                  firm for investment management
                                                  companies (1998 to present);
                                                  President, Founders Asset
                                                  Management LLC, an investment
                                                  management company (1995 to
                                                  1998); Executive Vice
                                                  President, INVESCO Funds
                                                  Group, Inc., an investment
                                                  advisory company (1992 to
                                                  1995).

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